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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               ACCOUNT4.COM, INC.
             (Exact Name of Registrant as specified in its charter)



DELAWARE                                                04-3002234
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(State of incorporation or organization)    (I.R.S. EmployerIdentification No.)


75 WELLS AVENUE, NEWTON MASSACHUSETTS                                   02459
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(Address of principal executive offices)                             (Zip Code)

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
If this Form relates to the registration                      If this Form relates to the registration
of a class of securities pursuant to                          of a class of securities pursuant to
Section 12(b) of the Exchange Act and is                      Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction                     effective pursuant to General Instruction
A.(c), check the following box.       [  ]                    A.(d), check the following box.       [X]

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Securities to be registered pursuant to Section 12(b) of the Act:

                                                        NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                                            Common Stock, $.01 par value


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required by Item 202 of Regulation S-K is included under the headings "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-36122), filed with the Securities and Exchange Commission on May 2, 2000 (the "Registration Statement on Form S-1"), which is incorporated herein by reference.

ITEM 2.  EXHIBITS

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         NUMBER      DESCRIPTION

         3.1 The Certificate of Incorporation of the Registrant, as amended to date (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1).

         3.2 By-Laws of the Registrant, as amended to date (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1).

         4.1 Form of Specimen Certificate for Registrant's common stock (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-1).

        10.7 Restricted Stock and Voting Agreement between Registrant, LRF Investments, Inc., Echo Services, Inc. and Stephen
                     M. Grange dated April 10, 1997 (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-1).

        10.8 Restricted Stock and Voting Agreement between Registrant, LRF Investments, Inc., Echo Services, Inc. and John J. Lucas dated April 10, 1997 (incorporated by reference to
                     Exhibit 10.8 of the Registration Statement on Form S-1).

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                    PEGASYSTEMS INC.

                                                    By:  /S/ JOHN J. LUCAS

                                                    John J. Lucas, President

DATED:  July 14, 2000

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                               Index to Exhibits

         NUMBER      DESCRIPTION

         3.1 The Certificate of Incorporation of the Registrant, as amended to date (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1).

         3.2 By-Laws of the Registrant, as amended to date (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1).

         4.1 Form of Specimen Certificate for Registrant's common stock (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-1).

        10.7 Restricted Stock and Voting Agreement between Registrant, LRF Investments, Inc., Echo Services, Inc. and Stephen
                     M. Grange dated April 10, 1997 (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-1).

        10.8 Restricted Stock and Voting Agreement between Registrant, LRF Investments, Inc., Echo Services, Inc. and John J. Lucas dated April 10, 1997 (incorporated by reference to
                     Exhibit 10.8 of the Registration Statement on Form S-1).